UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒                                  Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

HILTON GRAND VACATIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HILTON GRAND VACATIONS INC. 5323 MILLENIA LAKES BLVD., SUITE 400 ORLANDO, FLORIDA 32839 Your Vote Counts! HILTON GRAND VACATIONS INC. 2023 Annual Meeting Vote by May 2, 2023 11:59 PM ET V00858-P87893 You invested in HILTON GRAND VACATIONS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 3, 2023. Get informed before you vote View the Notice of Annual Meeting of Stockholders and Proxy Statement, and the Annual Report (the “proxy materials”) online OR you can receive a free paper or email copy of the proxy materials by requesting prior to April 19, 2023. If you would like to request a copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com control Smartphone users Vote in Person at the Meeting* Point your camera here and May 3, 2023 8:30 AM Eastern Time vote without entering a control number Hilton Orlando Key Largo A Meeting Room 6001 Destination Parkway Orlando, Florida 32819 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting and an overview of the proxy materials which contain important information. Please follow the instructions on the reverse side to vote these important matters. You are encouraged to access and review the proxy materials before voting. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Mark D. Wang 04) David W. Johnson 07) David Sambur For 02) Leonard A. Potter 05) Mark H. Lazarus 08) Alex van Hoek 03) Brenda J. Bacon 06) Pamela H. Patsley 09) Paul W. Whetsell 2. Ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the 2023 fiscal year. For 3. Approve the Hilton Grand Vacations Inc. 2023 Omnibus Incentive Plan. For 4. Approve by non-binding vote the compensation paid to the Company’s named executive officers. For 5. Vote, on an advisory basis, on the frequency of non-binding votes on executive compensation. Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V00859-P87893